UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 9, 2023

INSPIRED ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 57th Street, Suite 415 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 9, 2023, the Board of Directors (the “Board”) of Inspired Entertainment, Inc. (the “Company”) amended certain provisions of the Amended and Restated By Laws of the Company (the “Bylaws”). In light of recent amendments to the General Corporation Law of the State of Delaware, Section 2.5 of the Bylaws was amended to remove the requirement for the Company to provide a stockholder list at a meeting of stockholders, but provides that the Company will make the stockholder list available during the 10-day period prior to any such stockholder meeting. In addition, the Company amended Section 6.1 of the Bylaws, relating to officers, to clarify that officers of the Company will have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of Article VI of the Bylaws as well as the resolutions of the Board with respect to such offices, and that in the event of conflict between Article VI of the Bylaws and any such resolutions of the Board, such resolutions would govern.

A copy of the Second Amended and Restated By Laws of the Company incorporating such amendments is filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing summary information set forth in this Current Report on Form 8-K regarding the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated By Laws and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 9, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Meeting”). Set forth below are the final voting results for each of the proposals presented at the Meeting.

Proposal No. 1 – Election of Directors

The seven nominees for director listed below were elected to serve on the Company’s Board of Directors until the Company’s 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
A. Lorne Weil	19,308,829	388,566	3,425,583

Michael R. Chambrello	15,314,721	4,382,674	3,425,583

Ira H. Raphaelson	14,419,580	5,277,815	3,425,583

Desirée G. Rogers	19,411,387	286,008	3,425,583

Steven M. Saferin	19,209,156	488,239	3,425,583

Katja Tautscher	18,337,342	1,360,053	3,425,583

John M. Vandemore	13,700,222	5,997,173	3,425,583

Proposal No. 2 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory basis:

For	Against	Abstain	Broker Non-Votes
18,535,973	1,160,625	797	3,425,583

Proposal No. 3 – Approval of the Inspired Entertainment, Inc. 2023 Omnibus Incentive Plan

The Inspired Entertainment, Inc. 2023 Omnibus Incentive Plan was approved:

For	Against	Abstain	Broker Non-Votes
15,353,924	4,292,547	50,924	3,425,583

Proposal No. 4 – Ratification of the Appointment of KPMG LLP

The appointment of KPMG LLP as the independent auditor of the Company for the fiscal year ending December 31, 2023 was ratified:

For	Against	Abstain	Broker Non-Votes
23,122,444	317	217	0

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

3.1	Second Amended and Restated By Laws of Inspired Entertainment, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2023

INSPIRED ENTERTAINMENT, INC.

By	/s/ Carys Damon
Name: Carys Damon
Title: General Counsel